Howe Barnes Hoefer & Arnett

15th Annual Bank Conference

August 17, 2010

TaylorCapitalGroup

Exhibit 99.1

Forward-Looking Statement
Forward-Looking Statements. Certain statements made throughout this document that are not historical facts may contain forward-looking statements regarding the Company’s future plans, objectives and future performance. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,”
“potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “targeting,” “ongoing,” “expects,
“contemplates”, “intends” and similar words or phrases. These statements are predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on any such statements. Any forward-
looking statements are qualified in their entirety by reference to the risk factors and other information discussed throughout the private placement memorandum.
Data.  The market data, information and opinions that are contained herein have been compiled or arrived at by us from third party sources. Information with respect to other financial institutions has been drawn from publicly available sources.  We have not independently verified any the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data.
All information is subject to change without notice.  This presentation is for the assistance of recipients only, but is not to be relied upon as authoritative and is not to be substituted for the exercise of one's own judgment. We accept no responsibility for any use of this information.

FOR THE THREE MONTHS ENDED						
	06/30/10	03/31/10	12/31/09	09/30/09 ($ in thousands)	06/30/09	03/31/09	12/31/08
Loss before income taxes	$ (30,577) $	(10,441) $	(3,767) $	(2,304) $	(20,697) $	(4,039) $	(26,484)
Provision for loan losses	43,946	21,130	19,002	15,539	39,507	15,563	30,353
Nonperforming asset expense	4,055	4,938	8,453	2,295	224	754	(166)
(Gain) Loss on investment securities	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399
Pre-tax, pre-provision earnings from core operations	$17,282	$14,194	$14,821	$15,152	$11,439	$11,614	$6,102

	FOR THE THREE MONTHS ENDED									
	06/30/10	03/31/10	12/13/09	09/30/09	06/01/09 ($ in thousands)	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
Net Interest Income	$ 34,678 $	33,467 $	32,810 $	32,375 $	30,380 $	27,346 $	24,414 $	21,898 $	21,565 $	24,474
Non Interest Income	6,158	4,374	12,735	3,376	12,137	5,343	1,085	3,220	4,030	4,102
(Gain) Loss on Investments	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399	0	0	0
Revenue	$ 40,694 $	36,408 $	36,587 $	35,373 $	34,922 $	32,025 $	27,898 $	25,118 $	25,595 $	28,576

TaylorCapitalGroup

Non-GAAP Measures
of Performance
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the
Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses.
Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
A schedule reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations and revenue is provided below.

Table of Contents
1. Snapshot of Taylor Capital Group Page 5
2. Overview of Strategic Repositioning and Key Strategies Page 8
3. Strategy 1: Asset Quality Improvement Page 9
4. Strategy 2: Successes in driving core earnings power
through new and expanded business lines

5. Summary Page 23

at 06/30/10

7.6%
4.6%
5.2%
55.6%
27.0%
C & I (incl. CRE Owner Occupied)
CRE – Other
Residential Land & Construction
Commercial Construction & Land
Consumer

TaylorCapitalGroup

5 5 5
Taylor Capital Group: $4.6B Bank Holding
Company focused on business
banking and mortgage origination
»
Holding company for Cole Taylor Bank
• $4.6 billion in assets at 6/30/10
• Chicago’s sixth largest bank*
• 521 employees
• Nine banking centers
• Founded in 1929 by business owners for
business owners
»
Business-focused commercial lender
with national presence
• Commercial banking specialist for
closely-held businesses in Chicago area
• National asset based lending through
Cole Taylor Business Capital
• Cole Taylor Mortgage originates mortgages
for sale nationally
*Source: Crain’s Chicago Business, July 2010.
Total Loans $3,037,664,000

Condensed Income Statement	2Q10	1Q10	4Q09 ($ in thousands)	3Q09	2Q09
Net interest income	$ 34,678	$ 33,467	$ 32,810	$ 32,375	$ 30,380
Total noninterest income	6,158	4,374	12,735	3,376	12,137
Total noninterest expense	27,467	27,152	30,219	22,516	23,707
Pre-tax, pre-provision income	13,369	10,689	15,326	13,235	18,810
Provision for loan losses	43,946	21,130	19,002	15,539	39,507
Loss before income taxes	(30,577)	(10,441)	(3,676)	(2,304)	(20,697)
Income tax expense (benefit)	306	306	(647)	144	2,558
Net loss	(30,883)	(10,747)	(3,029)	(2,448)	(23,255)
Preferred dividends and discounts	(1,693)	(2,887)	(2,880)	(2,873)	(2,868)
Non cash preferred dividend	$ (15,756)	—	—	—	—
Net loss applicable to common stockholders	$ (48,332)	$ (13,634)	$ (5,909)	$ (5,321)	$ (26,123)

Condensed Balance Sheet	2Q10	1Q10	4Q09 ($ in thousands)	3Q09	2Q09
Total loans	$ 3,037,664	$ 3,006,771	$ 3,035,328	$ 3,114,254	$ 3,177,739
Allowance for loan losses	100,500	100,151	106,185	107,132	132,927
Total assets	4,585,230	4,514,180	4,403,502	4,485,081	4,548,325
Total deposits	3,042,966	2,957,720	2,976,800	3,052,729	3,204,574
Total borrowings	1,203,934	1,250,830	1,106,971	1,086,892	974,344
Total stockholders' equity	$ 282,755	$ 253,800	$ 258,806	$ 289,020	$ 271,635

TaylorCapitalGroup

Net loss for 2 nd Quarter 2010 of ($30.8MM) driven by credit costs 6

In thousands
$20,000
$15,000
$10,000
$5,000
$0
$6,102
$11,614
$11,439
$15,152
$14,821
$14,194
$17,282
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

TaylorCapitalGroup

Pre-tax, Pre-provision Earnings from Core
Operations* shows positive trend, hitting
$17.3MM for 2
nd
Quarter of 2010
Pre-tax, pre-provision earnings from Core Operations*

*For a reconciliation to GAAP, please see page 3 of this presentation.

Goal: Grow the bank and increase shareholder value.

TaylorCapitalGroup

Strategic repositioning began in 2008
leads to today’s ‘fix & grow’ focus; results
of strategy show improved core earnings power
Strategic Repositioning Actions:
• Hired several top executives from successful bank (LaSalle National), upgrading team from top management down
• Raised Additional Capital - $225 million in 2008 & $75 million in 2010*
Two Key Strategies of ‘Fix & Grow’ Focus:
• Aggressively improving asset quality while pursuing best economic outcome
• Drive earnings power through strategic business lines with experienced management talent

*Of the $75MM in capital raised in 2010, $9.1MM remains in escrow pending regulatory approval.

$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
In thousands
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
Nonperforming Assets
Nonperforming Loans
Allowance
Net Chargeoffs
OREO

NPLs Improving

- **At 6/30/09**
  NPLs 5.97%
- **At 6/30/10**
  NPLs 4.51% (after adjusting for loan sale)
- **Down 1.46%**

TaylorCapitalGroup

‘Fix’: Top priority is NPL reduction while pursuing best economic outcome; but credit dynamics remain challenging 9 Key Asset Quality Indicators

TOTAL LOANS: Residential Construction and Land Breakout	12/31/07	6/30/10	Change: 12/31/07 – 06/30/10
Land	$91,516,438	$25,343,594	-$66,172,844
Construction	$401,263,649	$121,150,571	-$280,113,078
TOTAL	$492,780,087	$146,494,165	-$346,285,922

TaylorCapitalGroup

10 Problems concentrated in Residential Construction and Land portfolio; 70% reduction in total portfolio since 12/31/07

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
In thousands
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
Residential Construction and Land
Commercial Real Estate Secured
Commercial Construction and Land
Commercial and Industrial

TaylorCapitalGroup

Most progress in NPL reduction shown in
Residential Construction and Land, three other
portfolios holding fairly flat since late 2008

Increase represents
a single credit with
strong collateral
Total NPLs by Category

$500,000
$400,000
$300,000
$200,000
$100,000
$0
In thousands
$280,597
$344,818
$357,605
$430,102
$428,254
$453,060
$441,191
$406,306
$377,710
$365,505
03/31/08
06/30/08
09/30/08
12/31/08
03/31/09
06/30/09
09/30/09
12/31/09
03/31/10
06/30/10

TaylorCapitalGroup

Total commercial watch list of criticized
and classified loans down $100MM
from peak in mid-2009
*Watch list includes all criticized and classified loans (special mention, substandard, and nonaccrual loans) in Commercial &
Institutional, Commercial Real Estate, Residential Land and
Construction and Commercial Land and Construction Fed Codes;
6/30/10 data adjusted for a loan sale that closed in July 2010.

Total Commercial Watch List*

Summary: Priority is to keep performing loans
current and continue to reduce NPLs; making
progress in most challenged portfolio
»
Sluggish recovery making asset quality improvement slow
»
Residential Construction and Land portfolio shows most persistent weakness
• 70% reduction in the portfolio since 12/31/07
• Reflects an illiquid market and dropping property values in the region
»
Commercial & Industrial portfolio performing well
• NPLs as a percent of the total C&I portfolio is 158bps
»
Watch list of special mention, substandard and nonaccrual loans are top priority; total category is down

$100,000
$80,000
$60,000
$40,000
$20,000
$0
-$20,000
-$40,000
-$60,000
-$80,000
-$100,000
In thousands
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Net Loss
Credit Costs

TaylorCapitalGroup

Net Income performance driven by credit costs (provision and NPA expense) as a result of asset quality weakness 14 Net Income and Credit Cost Trends

‘Grow’: Drive earnings power of the bank
through strategic business expansion
»
Three successful additions of executive talent with the goal of driving business line expansion and diversification
• C&I led by Larry Ryan, 30 years experience
– Repositioned in 2008 to drive high quality asset generation
• Cole Taylor Business Capital led by Mike Sharkey, 33 years experience
– Offering asset based lending services nationally starting in 2009
• Cole Taylor Mortgage led by Willie Newman, 24 years experience
– National mortgage origination business launched in 2010
»
These businesses are driving the core earnings of the bank
• Revenues are up, while expenses remain fairly flat
• NIM is increasing – hit 3.17% in second quarter 2010
• Increasing in-market deposits and improved mix

2008

Commercial Banking
(Cole Taylor Bank)

Led by Larry Ryan

- Typical new customer: Chicago-based manufacturer, distributor or service provider; privately held, family-run; been in business for 20+ years; revenues of $5 to $250 million

2009

Cole Taylor Business Capital
(Asset Based Lending)

Led by Mike Sharkey

- Providing Asset Based Lending Services through nine offices across the U.S.
- Target business is $5 to $100 million in revenues in a variety of industries in need of expansion or growth financing

2010

Cole Taylor Mortgage
(Origination Unit)

Led by Willie Newman

- Sourcing mortgages through 6 retail offices and Cole Taylor's 9 retail branches in Chicagoland and through a broker network in 14 states
- Headquartered in Ann Arbor, Michigan

TaylorCapitalGroup

Experienced talent hired to fuel growth; strong asset generation driving core earnings 16

2008 2009 2010

Commercial & Industrial loans, including Owner Occupied CRE, as a percent of total loans is 55.6%.

TaylorCapitalGroup

Commercial Banking posting significant growth
since its strategic expansion in 2008
Significantly expanded Commercial
Banking with the hiring of Larry Ryan
and more than 50 experienced
Commercial Relationship Managers:
• Added 400+ new relationships since 2008
• Average length of relationship with RM is 12
years
• $1.42 billion in new loan fundings for new
and existing customers
• $386 million in new deposits since 2008

2008 2009 2010

$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
$128,920,714
$139,846,107
$159,868,666
$171,844,028
$217,936,606
$258,154,125
03/31/09
06/30/09
09/30/09
12/31/09
03/31/10
06/30/10

TaylorCapitalGroup

Cole Taylor Business Capital growing
rapidly since inception in 2009; portfolio
more than $250 million as of 6/30/10
Cole Taylor Business
Capital (CTBC) launched in
2009, led by Mike Sharkey:
• As of June, have 58 new clients
since inception in early 2009
• Generated $292 million in new
loan fundings on $651 million in
commitments and $19 million in
new deposits since inception
• $8 million in closing fees
booked since inception

CTBC Total Loan Portfolio

Cole Taylor Mortgage launched in January
2010 expanded to 14 states; accretive to
profitability after two quarters of operations
Cole Taylor Mortgage led by
Willie Newman:
• Generated revenues of $1.9MM in
2
nd
Quarter 2010
• Originated $76.4MM in mortgages
in 2
nd
Quarter 2010
• Hired over 90 FTEs in 2010 YTD
• Operating in 14 states

at 12/31/07
6.8%
7.1%
19.4%
41.8%
24.9%
at 06/30/10
7.6%
4.6%
5.2%
27.0%
55.6%
C & I (incl. CRE Owner Occupied)
CRE – Other
Residential Land & Construction
Commercial Construction & Land
Consumer

TaylorCapitalGroup

Commercial Banking and Cole Taylor Business Capital driving asset generation resulting in improved loan mix at 6/30/10 Total $2,533,340* Total $3,037,664* 20 *In thousands at 12/31/07
26.3%
18.3%
3.0%
29.3%
23.1%
at 06/30/10
18.8%
18.7%
9.7%
20.3%
32.5%
Noninterest- bearing Deposits
NOW Accounts
In-market MMDA & Savings
Total In-market CDs
Out of Market Deposits

TaylorCapitalGroup

New relationships generating core deposits and improved deposit mix with focus on in-market deposits Total $2,580,192* Total $3,042,966* 21 *In thousands

In thousands
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$28,576
$20,808
$25,595
$20,152
$25,118
$25,903
$27,898
$21,796
$32,025
$20,411
$34,922
$23,483
$35,373
$20,221
$36,587
$21,766
$36,408
$22,214
$40,694
$23,412
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Total Revenue
Noninterest Expense*

TaylorCapitalGroup

Solid revenue growth through pricing
discipline and asset generation combined with
expense control driving widening core income

*For a reconciliation of revenue to GAAP measures, please see page 3 of this presentation; Non-interest expense quoted above is normalized for
NPA expense.
Total Revenue and Noninterest Expense Trends*

Results of ‘Fix & Grow’ strategy driving
increased core earnings
»
‘Fix’: Asset quality improvement progressing
• Seeing progress in most challenged portfolio - Residential Construction and
Land portfolio down 70% since 12/31/07
• C&I portfolio performing well
• Criticized and Classified Assets (watch list) down $100MM since end of
6/30/09
»
‘Grow’: Driving business line expansion resulting in steadily rising pre-tax, pre-provision earnings from core operations
• Focus on pricing discipline and tight expense control, along with reduced cost of funds
»
Stock is priced at roughly 115% of book value
• Without consideration of the valuation allowance on a deferred tax asset
(DTA) of $62MM as of 12/31/2009